UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2007

___________MVP NETWORK, INC.___________
 (Exact name of registrant as specified in its charter)

Nevada	0-5833	94-1713830
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

 110 North Jefferson Avenue, St. Louis, Missouri 63103
   (Address of principal executive offices, zip code)

_______________(314) 241-0070______________
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Notes about Forward-looking Statements

Statements contained in this Current Report that are not historical facts may be considered “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on current expectations and the current economic environment.  MVP Network, Inc. cautions the reader that such forward-looking statements are not guarantees of future performance.  Unknown risk and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SECTION 1– Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 25, 2007, MVP Network, Inc. (“MVP Network”) entered into two License of Rights in Software Program agreements (the “License Agreements”) with MVP Network Online Games, Inc., a Nevada corporation doing business in Missouri (“MVP Online Games”).  MVP Network and MVP Online Games are related parties which largely have the same officers, directors and principal shareholders.

Under one of the License Agreements, MVP Online Games has licensed to MVP Network the rights to reproduce, publicly display, market, sell, distribute, and otherwise exploit, throughout the world, the Golden Fairway Golf online video game which has been marketed in the past by MVP Online Games.  MVP Network will now be responsible to market the Golden Fairway Golf video game.

Under the other License Agreement, MVP Online Games has licensed to MVP Network the rights to reproduce, publicly display, market, sell, distribute, and otherwise exploit, throughout the world, the Red Line Thunder online video game which has been marketed in the past by MVP Online Games.  MVP Network will now be responsible to market the Red Line Thunder video game.

The term of each License Agreement expires December 31, 2008.  Each License Agreement provides that MVP Network shall pay to MVP Online Games a royalty equal to fifty percent (50.0%) of all Gross Revenues less Marketing Distribution Costs, as those terms are defined in the License Agreements.  Copies of the License Agreements are attached hereto as Exhibits 10.1 and 10.2.

By executing the License Agreements, MVP Network has now acquired a specific business direction. Prior to the execution of the License Agreements, MVP Network was considered to be a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934).

On November 22, 2006 MVP Network announced that it had signed an Agreement and Plan of Merger to acquire MVP Online Games in a merger transaction.  The parties still intend to complete the proposed merger, even though the parties have executed the License Agreements.  The parties expect the acquisition of MVP Online Games by MVP Network will be finalized in late third quarter or in fourth quarter, 2007.

Section 9– Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Exhibits

Exhibit No.	Description

10.1	License of Rights in Software Program (Golden Fairway Golf) dated June 25, 2007

10.2	License of Rights in Software Program (Red Line Thunder) dated June 25, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP NETWORK, INC.

Date: June 26, 2007	By:	/s/ Paul A. Schneider
Paul A. Schneider
CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Contents

10.1	License of Rights in Software Program (Golden Fairway Golf) dated June 25, 2007

10.2	License of Rights in Software Program (Red Line Thunder) dated June 25, 2007